iTalk, Inc. Enters Final Stages of Operational and Financial Reporting to Achieve Increased Capital and Future Uplisting

Delray Beach, Florida, March 2, 2016 - iTalk Inc. (OTCQB: TALK) (“iTalk” or the “Company”), a value added distributor and master agent for the wireless industry, announced today that it has recently entered final stages of operational and financial reporting to assist in hitting key benchmarks and goals on the path to fully audited financials, greater capital, and ultimately pursuing uplisting from its current listing on the OTCQB and a cleaner balance sheet.

In achieving these internal benchmarks and reporting requirements, management continues on a firm path towards fully integrating the recent acquisitions United Mobile Solutions, United Prepaid and TouchPoint, which will be seen in an increase of profitability and liquidity of the Company. Management projects non-GAAP revenue attributable to the operations of the recent acquisitions to be at least $16 million per annum this year.

Mr. David Lee, President of iTalk, said, “In the last few months we were able to make great strides forward in enhancing the Company’s position and shareholder value. We have assembled a strong management team, which has implemented austerity controls and a cost cutting program that reduced our non-GAAP operating costs by $60,000 per month. To improve efficiencies, we have made the decision to relocate TouchPoint’s refurbishing operations from Dallas, TX to Norcross GA to be managed closer and improve turn around times while reducing lead times and delays in production and procurement. We are excited to state that as of last week we are fully operational and at full capacity. We are working through a few key business developments and bookkeeping tasks that will give us freedom to move forward and allow us to make more specific announcements in the near future. In our effort to reach profitability, we have engaged in debt restructuring, auditing of financials, and complete reviews of all new acquisitions. We have been been planning strategic moves that will further enhance our reach in our immediate region beginning with expansion plans into Alabama through an opportunity to acquire an existing base of customers from our distributor partner. We have also been in deep discussions with another group in Miami, Florida that could open up opportunities for iTalk with its exclusive branded store distribution. We will continue to explore these opportunities to enter into underserved markets. We are finalizing an agreement with a software company that specializes in wireless business solutions where we could potentially gain access and control of over 4,000 active accounts who are all considered customers. In addition, we have been working closely with our carrier contacts in planning our growth strategy. This strategy will include entering into new markets through both through acquisition and new store buildout with development funding support from the carriers.. This year we will grow into several new cities and key markets. We have reason to believe that our investment into our infrastructure and our reputation for execution with the carriers has positioned us to be considered as a preferred distribution partner in the rapid growth plans of the carriers. If we are able to accomplish our growth strategy in the coming months iTalk will have a national footprint”. Mr. Lee also stated, “The iTalk team’s goal at the end of the day is to work for the investors to create a profitable company.”

About iTalk

iTalk is a full service solutions provider for the mobility industry, specializing in retail and wholesale distribution, master agent services, as well as providing turn key dealer portal and logistic solutions to our clients. We have positioned ourselves to stay ahead of the evolving mobile technology era through our focus on value added services. Through our extensive offerings, iTalk has set itself apart by implementing innovative solutions to carriers it serves. iTalk is a proud preferred distribution partner with the fastest growing Post Paid carrier in the nation as well as the number 1 fastest growing Prepaid Carrier in the nation. Through its extensive portfolio of capabilities and talent, iTalk is able to provide a turn key solution for the demands of today’s wireless industry and provide value added solutions to its growing network of resellers and eCommerce driven consumers. Our foundation is built on a solid distribution network, comprising of various channels enabling us to continue to source and develop innovative products and services while quickly deploying new emerging mobile technologies and brands into the marketplace. iTalk currently employs 30 people and is based in Norcross, GA with operations in San AntonioTX, Dallas TX, the Carolinas, Georgia and Miami Florida, with planned expansion throughout the United States.

For further information regarding iTalk Inc., contact:

iTalk Inc. - Investor Relations Dept.

E-mail: investor@italkmobility.com

Website: www.italkmobility.com

Forward Looking Statements: This press release contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and such forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that could cause future results to differ materially from the forward-looking statements. You should consider these factors in evaluating the statements herein and not rely on such statements. The forward-looking statements in this release are made as of the date hereof and iTalk, Inc. undertakes no obligation to update such statements.

Disclaimer/Safe Harbor: Statements about the Company’s future expectations and all other statements in this press release other than historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. Forward-looking statements in this report consist of, among other things, statements regarding the Company long-term financial goals for non-GAAP revenues, Non-GAAP operating costs and non-GAAP income from operations, all of which are based on current expectations, estimates, and forecasts, and the beliefs and assumptions of the Company’s management. The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management as well as assumptions made by and information currently available to the Company or its management. When used in this document, the words “anticipate,” “estimate,” “expect,” “intend,” “plans,” “projects,” and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of these uncertainties.

Use of Non-GAAP Financial Measures: The Company has provided in this Current Report on Form 8-K financial information that has not been prepared in accordance with generally accepted accounting principles (“GAAP”). This information includes non-GAAP revenue, non-GAAP operating costs and non-GAAP income from operations. The Company uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating the Company’s ongoing operational performance. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results from period to period with other companies in the Company’s industry, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Non-GAAP financial measures discussed above may exclude items such as write-downs of acquisition-related deferred revenue, stock-based compensation expense, amortization of intangibles arising from business combinations, employee severance, write-off of prepaid proprietary software licenses, impairment of cost method investment, impairment of capitalized software development costs due to a business combination, acquisition-related integration costs, acquisition-related expenses, and restructuring costs, because they are not directly related to the Company’s performance in any particular period, but are for the Company’s long-term benefit over multiple periods. The Company believes that these non-GAAP financial measures reflect the Company’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in the Company’s business. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.